Dreyfus New York Municipal Income, Inc.
Letter to Shareholders
Dear Shareholder:
    We are pleased to provide you with this report on Dreyfus New York Municipal Income, Inc. for its fiscal year ended September 30, 1997. Your Fund produced a total return, including bond price changes and interest income, of 7.33%.* During the reporting period, the Fund produced income dividends exempt from Federal, New York State and New York City personal income taxes of $.60 per share.** This is equivalent to a Federally tax-free distribution rate per share of 5.83%.***
THE ECONOMY
    Virtually ideal economic conditions have prevailed over the reporting period. Robust growth in the first half of 1997, the lowest unemployment rate since the early 1970s and measures of inflation at 30-year lows have combined to spur consumer confidence to record high ground. Businesses were similarly optimistic: government reports show that business investment in new equipment during the reporting period was at its fastest pace in 14 years. The question is, how long can this favorable economic scenario continue before inflation rekindles or, more to the point, before the Federal Reserve Board (the Fed) embarks on a policy of monetary restraint to dampen possible future inflationary excess? Traditionally, the Fed has acted to contain inflation long before it could spread throughout the economy, and Fed Chairman Alan Greenspan has been a staunch inflation-fighter. Yet there currently are few traditional signs of potential inflationary excess to battle against. The upward creep of factory operating rates in response to surging industrial production is one, the tight labor markets another. With the unemployment rate so low, there is concern that employers will eventually raise wages to attract workers, resulting in higher prices as increased labor costs are passed along to consumers. So far, there has been a remarkable absence of wage and price pressures.
    There are few signs that broader measures of inflation are accelerating. The economy grew at a 4.1% rate over the first six months of this year, a pace that in other times would have resulted in rumblings of inflationary pressures. Until its modest rise in September, the Producer Price Index had an unprecedented series of seven straight monthly declines. The Consumer Price Index rose at a 1.6% annual rate for the first eight months of the year, a rate less than half the 3.3% rise for the comparable period in 1996.
    Because of the lack of inflation, the Fed has been willing to tolerate strong economic growth without tightening monetary policy. The Federal Open Market Committee (FOMC), the policy-making arm of the Fed, has raised interest rates just once in more than two years, a period roughly coinciding with the surge of growth in the economy. The last increase in short-term interest rates came on March 25, 1997 when the FOMC increased the Federal Funds target rate by a modest one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
    We remain alert for future changes of monetary policy by the Fed, particularly the possibility of a tightening if economic growth continues strong throughout the rest of this year.
MARKET ENVIRONMENT
    The municipal market has benefited from the same improving trends as the broader fixed income markets. Rather than subduing the markets, the 25 basis-point interest rate hike that occurred in March acted as a stabilizer, providing the markets with a firm floor from which bond prices continued to rise and rates fall. During the summer the bond market moved into trading ranges, experienced volatility within those ranges, but continued to move to lower yield levels. The municipal market has been very attractive compared to its taxable counterparts. For example, on September 30, the generic municipal bond, rated AAA and maturing in 20 years, was yielding 5.12%, which equates to 7.42% on an after-tax basis (using a 31% tax rate); similar U.S. Treasuries were yielding 6.46%. Ample supply in the municipal market has been one factor in keeping levels attractive.

PORTFOLIO OVERVIEW
    New York State recently received an upgrade in its credit rating from Standard & Poor's and we currently believe that the outlook for both the State and New York City is stable. As we have discussed in previous letters, the main focus of the Fund is to provide you, the investor, with income. The Fund currently has a high coupon, short duration profile. The portfolio has changed very little since our last report. The challenge going forward is to reinvest the proceeds from maturing bonds at the most attractive levels the market affords, and unless we see a dramatic change in yields (which we believe is unlikely), some downward shift in income will be inevitable.
    Included with this report are financial statements relating to your Fund's holdings and its financial condition. We hope you find them informative.
                                                      Very truly yours,

                                          [Richard J. Moynihan signature logo]

                                                      Richard J. Moynihan
                                                      Director, Municipal
Portfolio Management
                                                      The Dreyfus Corporation
October 20, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value.
** Some income may be subject to state and local taxes for non-New York residents and, for certain shareholders, to the Federal Alternative Minimum Tax (AMT).
***Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for capital gains distributions.

Dreyfus New York Municipal Income, Inc.
Selected Information                                                           September 30, 1997 (Unaudited)
Market Price per share September 30, 1997...........................                      $10 1\4
Shares Outstanding September 30, 1997...............................                    3,771,683
American Stock Exchange Ticker Symbol...............................                          DNM
MARKET PRICE (AMERICAN STOCK EXCHANGE)
                                                          Fiscal Year Ended September 30, 1997
                         -----------------------------------------------------------------------------------------
                               Quarter                   Quarter                Quarter                  Quarter
                                Ended                     Ended                  Ended                    Ended
                          December 31, 1996           March 31, 1997         June 30, 1997          September 30, 1997
                             ----------                 ----------             ----------                ----------
High                           $10 3\8                        $10                $10 5\8                 $10 5\8
Low                            91 1\16                      9 5\8                  9 5\8                      10
Close                          91 1\16                    9 15\16                10 5\16                  10 1\4
PERCENTAGE GAIN based on change in Market Price*
    October 21, 1988 (commencement of operations) through September 30, 1997..........                     80.23%
    October 1, 1992 through September 30, 1997........................................                     38.51
    October 1, 1996 through September 30, 1997........................................                      6.58
    January 1, 1997 through September 30, 1997........................................                     10.70
    April 1, 1997 through September 30, 1997..........................................                      6.30
    July 1, 1997 through September 30, 1997...........................................                       .90
NET ASSET VALUE PER SHARE
               October 21, 1988 (commencement of operations)........                    $9.21
               September 30, 1996...................................                     9.90
               December 31, 1996....................................                     9.90
               March 31, 1997.......................................                     9.81
               June 30, 1997........................................                     9.90
               September 30, 1997...................................                     9.97
PERCENTAGE GAIN based on change in Net Asset Value*
October 21, 1988 (commencement of operations) through September 30, 1997..............                     90.33%
October 1, 1992 through September 30, 1997............................................                     34.67
October 1, 1996 through September 30, 1997............................................                      7.33
January 1, 1997 through September 30, 1997............................................                     5 .37
April 1, 1997 through September 30, 1997..............................................                      4.74
July 1, 1997 through September 30, 1997...............................................                      2.23
*  With dividends reinvested.

Dreyfus New York Municipal Income, Inc.
Statement of Investments                                                                  September 30, 1997
                                                                                                   Principal
Long-Term Municipal Investments-100.0%                                                                Amount            Value
                                                                                                      -------          ------
New York-79.2%
Albany Industrial Development Agency, LR (New York State Assembly Building

Project)
  7.75%, 1/1/2010...........................................................                    $  1,205,000       $1,368,073
Babylon Industrial Development Agency, RRR (Ogden Martin System Babylon,
Inc.)
  8.50%, 1/1/2019 (Prerefunded 7/1/1998) (a)................................                       1,330,000        1,415,439
New York City,
  Refunding 7.25%, 8/15/2007................................................                       1,500,000        1,760,775
New York City Housing Development Corp., Mortgage Revenue
  (South Williamsburg Cooperative) 7.90%, 2/1/2023 (Insured; SONYMA)........                         705,000          745,989
New York City Industrial Development Agency:
  Civic Facility Revenue (YMCA of Greater New York Project)
    8%, 8/1/2016 (Prerefunded 8/1/2001) (a).................................                       1,000,000        1,152,040
  Special Facility Revenue (American Airlines Inc. Project):
    8%, 7/1/2020 (Guaranteed; AMR Corp.)....................................                       1,325,000        1,397,742
    6.90%, 8/1/2024.........................................................                         500,000          555,370
    (Terminal One Group Association Project) 6%, 1/1/2019...................                       1,100,000        1,139,677
New York City Municipal Water Finance Authority, Water and Sewer System
Revenue
  7.75%, 6/15/2020 (Prerefunded 6/15/2001) (a)..............................                       1,250,000        1,419,875
New York State Dormitory Authority, Revenue:
  Crossover, Refunding (City University) 8.20%, 7/1/2013....................                       1,000,000        1,048,540
  Judicial Facility Lease (Suffolk County Issue) 9.50%, 4/15/2014...........                       1,000,000        1,167,390
  Refunding (State University Educational Facilities) 6%, 5/15/2025.........                       1,000,000        1,039,180
New York State Energy Research and Development Authority, PCR:
  (Central Hudson Gas and Electric) 8.375%, 12/1/2028.......................                       1,000,000        1,065,850
  (Rochester Gas and Electric Co.) 8.375%, 12/1/2028........................                       1,500,000        1,593,795
New York State Environmental Facilities Corp., SWDR (Occidental Petroleum
Corp.)
  5.70%, 9/1/2028...........................................................                       1,600,000        1,608,512
New York State Housing Finance Agency, Revenue,
  Refunding (Health Facilities-New York City)
  8%, 11/1/2008 (Prerefunded 11/1/2000) (a).................................                         660,000          746,236
New York State Medical Care Facilities Finance Agency, Revenue,
  Refunding (Nyack Hospital Project)
  8.30%, 11/1/2013 (Prerefunded 11/1/1998) (a)..............................                       2,000,000        2,130,580
New York State Mortgage Agency, Revenue
  Homeowner Mortgage:
    6.05%, 4/1/2026.........................................................                       1,000,000        1,035,400
    6.125%, 4/1/2027........................................................                       2,000,000        2,084,720
    6.40%, 4/1/2027.........................................................                       1,000,000        1,063,360
New York State Power Authority, Revenue and General Purpose,
  Refunding 6.50%, 1/1/2019.................................................                       1,000,000        1,083,360
Onondaga County Industrial Development Agency, IDR (Weyerhaeuser Project)
  9%, 10/1/2007.............................................................                       1,200,000        1,518,564
United Nations Development Corp., Revenue, Refunding
  5.60%, 7/1/2026...........................................................                       1,000,000          994,240

Dreyfus New York Municipal Income, Inc.
Statement of Investments (continued)                                                      September 30, 1997
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                           Amount           Value
                                                                                                     -------           ------
U.S. Related-20.8%
Commonwealth of Puerto Rico 8.129%, 7/1/2018 (Insured; AMBAC) (b,c).........                    $  1,500,000     $  1,623,750
Commonwealth of Puerto Rico Aqueduct and Sewer Authority, Revenue
  7.90%, 7/1/2007 (Prerefunded 7/1/1998) (a)................................                       1,000,000        1,050,870
Commonwealth of Puerto Rico Highway Authority, Highway Revenue:
  8.125%, 7/1/2013 (Prerefunded 7/1/1998) (a)...............................                       1,000,000        1,052,500
  Refunding 8%, 7/1/2003 (Prerefunded 7/1/1998) (a).........................                       1,500,000        1,577,415
Commonwealth of Puerto Rico Infrastructure Financing Authority, Special Tax
Revenue
  7.90%, 7/1/2007...........................................................                       1,000,000        1,050,340
Virgin Islands Territory, Special Tax Revenue (Hugo Insurance Claims Funds
Program)
  7.75%, 10/1/2006..........................................................                       1,175,000        1,290,420
                                                                                                                      -------
TOTAL INVESTMENTS
  (cost $34,414,238)........................................................                                      $36,780,002
                                                                                                                      =======
Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      RRR         Resources Recovery Revenue
IDR           Industrial Development Revenue                     SONYMA      State of New York Mortgage Agency
LR            Lease Revenue                                      SWDR        Solid Waste Disposal Revenue
PCR           Pollution Control Revenue
Summary of Combined Ratings (Unaudited)
Fitch (d)              or          Moody's           or           Standard & Poor's          Percentage of Value
----                               ----                           ---------------            ----------------
AAA                                Aaa                            AAA                               27.3%
AA                                 Aa                             AA                                16.3
A                                  A                              A                                 15.7
BBB                                Baa                            BBB                               27.7
Not Rated (e)                      Not Rated (e)                  Not Rated (e)                     13.0
                                                                                                    ----
                                                                                                   100.0%
                                                                                                    ====
Notes to Statement of Investments:
    (a)  Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Inverse floater security-the interest rate is subject to change periodically.
    (c)  Security exempt from registration under Rule 144A of the Securities
   Act of 1933. This security may be resold in a transaction exempt from registration, normally to a qualified institutional buyer. At September
   30, 1997, this security amounted to $1,623,750 or 4.3% of net assets.
    (d)  Fitch currently provides creditworthiness information for a limited number of investments.
    (e)  Securities which, while not rated by Fitch, Moody's and Standard &
   Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus New York Municipal Income, Inc.
Statement of Assets and Liabilities                                                       September 30, 1997
                                                                                                    Cost              Value
                                                                                                   -------             ------
ASSETS:                          Investments in securities-See Statement of Investments        $34,414,238        $36,780,002
                                 Cash.......................................                                           93,807
                                 Interest receivable........................                                          803,803
                                 Prepaid expenses...........................                                            2,125
                                                                                                                      -------
                                                                                                                   37,679,737
                                                                                                                      -------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         30,225
                                 Accrued expenses...........................                                           46,734
                                                                                                                      -------
                                                                                                                       76,959
                                                                                                                      -------
NET ASSETS..................................................................                                      $37,602,778
                                                                                                                      =======
REPRESENTED BY:                  Paid-in capital............................                                      $34,970,770
                                 Accumulated undistributed investment income-net                                      201,675
                                 Accumulated net realized gain (loss) on investments                                   64,569
                                 Accumulated gross unrealized appreciation
                                  on investments                                                                    2,365,764
                                                                                                                      -------
NET ASSETS..................................................................                                      $37,602,778
                                                                                                                      =======
SHARES OUTSTANDING
(110 million shares of $.001 par value Common Stock authorized).............                                        3,771,683
NET ASSET VALUE per share...................................................                                            $9.97
                                                                                                                          ===
SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus New York Municipal Income, Inc.
Statement of Operations                                                        Year Ended September 30, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                       $2,557,721
EXPENSES:                        Management fee-Note 3(a)...................                     $   260,261
                                 Directors' fees and expenses-Note 3(c).....                          36,923
                                 Shareholder servicing costs-Note 3(b)......                          26,253
                                 Auditing fees..............................                          19,500
                                 Shareholders' reports......................                          11,861
                                 Legal fees.................................                           9,538
                                 Registration fees..........................                           8,000
                                 Custodian fees-Note 3(b)...................                           2,948
                                 Miscellaneous..............................                           8,968
                                                                                                      ------
                                     Total Expenses.........................                                          384,252
                                                                                                                       ------
INVESTMENT INCOME-NET.......................................................                                        2,173,469
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                    $     64,879
                                 Net unrealized appreciation (depreciation)
                                     on investments.........................                         421,528
                                                                                                      ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                          486,407
                                                                                                                       ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $2,659,876
                                                                                                                       ======
SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus New York Municipal Income, Inc.
Statement of Changes in Net Assets
                                                                                         Year Ended            Year Ended
                                                                                     September 30, 1997   September      30,
1996
                                                                                      ----------                ----------
OPERATIONS:
  Investment income-net...............................................                      $  2,173,469         $  2,220,356
  Net realized gain (loss) on investments.............................                            64,879              127,083
  Net unrealized appreciation (depreciation) on investments...........                           421,528             (689,578)
                                                                                                 -------              -------
    Net Increase (Decrease) in Net Assets Resulting from Operations...                         2,659,876            1,657,861
                                                                                                 -------              -------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net...............................................                        (2,255,585)          (2,242,979)
  Net realized gain on investments....................................                          (126,822)            (190,369)
                                                                                                 -------              -------
    Total Dividends...................................................                        (2,382,407)          (2,433,348)
                                                                                                 -------              -------
CAPITAL STOCK TRANSACTIONS:
  Dividends reinvested-Note 1(c)......................................                           198,280              187,335
                                                                                                 -------              -------
      Total Increase (Decrease) in Net Assets.........................                           475,749             (588,152)
NET ASSETS:
  Beginning of Period.................................................                        37,127,029           37,715,181
                                                                                                 -------              -------
  End of Period.......................................................                       $37,602,778          $37,127,029
                                                                                                 =======              =======
Undistributed investment income-net...................................                     $     201,675        $     283,791
                                                                                                 -------              -------
                                                                                                  Shares               Shares
                                                                                                 -------              -------
CAPITAL SHARE TRANSACTIONS:
    Increase In Shares Outstanding As A Result Of Dividends Reinvested                            19,968               18,993
                                                                                                 =======              =======
SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus New York Municipal Income, Inc.
Financial Highlights
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the financial statements and market price data for the Fund's shares.

                                                                                Year Ended September 30,
                                                               --------------------------------------------------
PER SHARE DATA:                                                  1997        1996        1995        1994        1993
                                                                 ----        ----        ----        ----        ----
    Net asset value, beginning of period.........             $  9.90      $10.10     $  9.92      $10.65      $10.13
                                                                 ----        ----        ----        ----        ----
    Investment Operations:
    Investment income-net........................                 .58         .59         .61         .61         .62
    Net realized and unrealized gain (loss) on investments         12        (.14)        .18        (.72)  .      53
                                                                 ----        ----        ----        ----        ----
    Total from Investment Operations.............                 .70         .45         .79        (.11)       1.15
                                                                 ----        ----        ----        ----        ----
    Distributions:
    Dividends from investment income-net.........                (.60)       (.60)       (.60)       (.61)       (.58)
    Dividends from net realized gain on investments              (.03)       (.05)       (.01)       (.01)       (.05)
                                                                 ----        ----        ----        ----        ----
    Total Distributions..........................                (.63)       (.65)       (.61)       (.62)       (.63)
                                                                 ----        ----        ----        ----        ----
    Net asset value, end of period...............              $ 9.97      $ 9.90      $10.10      $ 9.92      $10.65
                                                                 ----        ----        ----        ----        ----
                                                                 ----        ----        ----        ----        ----
    Market value, end of period..................           $  10 1\4    $ 10 1\4   $ 91 1\16        $  9     $11 5.8
                                                                 ====        ====        ====        ====        ====
TOTAL INVESTMENT RETURN*.........................                6.58%      12.92%      14.74%     (17.78%)     21.99%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                1.03%      1 .03%       1.05%       1.02%       1.06%
    Ratio of net investment income to average net assets         5.85%       5.94%       6.19%       5.98%       6.06%
    Portfolio Turnover Rate......................               16.53%       9.59%      12.55%       5.94%       5.01%
    Net Assets, end of period (000's Omitted)....             $37,603     $37,127     $37,715     $37,038     $39,543
*  Calculated based on market value.
SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus New York Municipal Income, Inc.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus New York Municipal Income, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified closed-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal, New York State and New York City personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    For shareholders who elect to receive their distributions in additional shares of the Fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment plan.
    On September 29, 1997, the Board of Directors declared a cash dividend of $.05 per share from investment income-net, payable on October 27, 1997 to shareholders of record as of the close of business on October 13, 1997.

Dreyfus New York Municipal Income, Inc.
NOTES TO FINANCIAL STATEMENTS (continued)
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended September 30, 1997, the Fund did not borrow under the line of credit.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the Fund's average weekly net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement for the period ended September 30, 1997.
    (b) The Fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended September 30, 1997, the Fund was charged $12,600 pursuant to the transfer agency agreement.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended September 30, 1997, the Fund was charged $2,948 pursuant to the custody agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 1997 amounted to $6,042,916 and $6,006,032, respectively.
    At September 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


Dreyfus New York Municipal Income, Inc.
Report of Ernst & Young LLP, Independent Auditors
Shareholders and Board of Directors
Dreyfus New York Municipal Income, Inc.
    We have audited the accompanying statement of assets and liabilities of Dreyfus New York Municipal Income, Inc., including the statement of investments, as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our resp onsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Municipal Income, Inc. at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [Ernst & Young LLP signature logo]

New York, New York
October 29, 1997


Dreyfus New York Municipal Income, Inc.
DIVIDEND REINVESTMENT PLAN (Unaudited)
    Under the Fund's Dividend Reinvestment Plan (the "Plan"), a holder of the Common Stock ("Common Shareholder") who has Fund shares registered in his name will have all dividends and distributions reinvested automatically by Mellon, as Plan agent (the "Agent"), in additional shares of the Fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy Fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.
    A Common Shareholder who owns Fund shares registered in nominee name through his broker/dealer (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the Fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.
    A Common Shareholder who has Fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the Fund. Changes in elections must be in writing, sent to Mellon Bank, N.A., c/o ChaseMellon Shareholder Services, Shareholder Investment Plan, P.O. Box 3338, South Hackensack, New Jersey 07606, should include the shareholder's name and address as they appear on the Agent's records and will be effective only if received more than ten business days prior to the record date for any distribution.
    The Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.
    The Fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends or distributions.
    The Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.
Important Tax Information (Unaudited)
    In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended September 30, 1997:
    -all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular Federal income tax and, for individuals who are New York residents, New York State and New York City personal income taxes), and
    -the $.03375 per share paid by the Fund on December 27, 1996 represents a long-term capital gain distribution.
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1997 calendar year on Form 1099-DIV which will be mailed by January 31, 1998.


Dreyfus New York Municipal Income, Inc.
Proxy Results (Unaudited)
    Shareholders voted on the following proposals presented at the annual shareholders' meeting held on September 12, 1997. The description of each proposal and the number of shares voted are as follows:

                                                                                                      Shares
                                                                                        --------------------------------
                                                                                            For          Authority Withheld
                                                                                        -----------        -------------
1.To elect three Class I Directors:*
    Lucy Wilson Benson.............................                                      3,257,729            61,548
    David W. Burke.................................                                      3,255,112            64,165
    Martin D. Fife.................................                                      3,257,629            61,648
                                                                                                      Shares
                                                                                             -------------------------
                                                                          For              Against         Abstained
                                                                      ----------           -------          --------

2.To ratify the selection of Ernst & Young LLP
    as independent auditors for the Fund...........                   3,258,720             27,587            32,970
*  The terms of these Class I Directors expire in 2000.

OFFICERS AND DIRECTORS
DREYFUS NEW YORK MUNICIPAL INCOME, INC.
200 Park Avenue
New York, NY 10166

Directors
Joseph S. DiMartino, Chairman
Lucy Wilson Benson
David W. Burke
Martin D. Fife
Whitney I. Gerard
Robert R. Glauber
Arthur A. Hartman
George L. Perry
Paul Wolfowitz
Officers
President and Treasurer
    Marie E. Connolly
Vice President and Assistant Treasurer
    Richard W. Ingram
Vice President and Assistant Treasurer
    Mary A. Nelson
Vice President and Assistant Treasurer
    Michael Petrucelli
Vice President and Assistant Treasurer
    Joseph F. Tower, III
Vice President and Assistant Secretary
    Douglas C. Conroy
Vice President and Assistant Secretary
    Elizabeth Keeley
Portfolio Managers
    Joseph P. Darcy
    A. Paul Disdier
    Karen M. Hand
    Stephen C. Kris
    Richard J. Moynihan
    Jill C. Shaffro
    Samuel J. Weinstock
    Monica S. Wieboldt

Investment Adviser
The Dreyfus Corporation
Custodian
Mellon Bank, N.A.
Counsel
Stroock & Stroock & Lavan LLP
Transfer Agent,
Dividend Distribution Agent
and Registrar
Mellon Bank, N.A.
Stock Exchange Listing
AMEX Symbol: DNM
Initial SEC Effective Date
10/21/88

The Net Asset Value appears in the
following publications: Barron's, Closed-End Bond Funds section under the heading "Municipal
Bond Funds" every Monday; Wall Street Journal, Mutual Funds section under the heading
"Closed-End Bond Funds" every Monday; New York Times,
Money and Business Section under
the heading "Closed-End Bond
Funds-Single State Municipal
Bond Funds" every Sunday.



Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.


[Dreyfus Lion d logo]
DREYFUS NEW YORK MUNICIPAL
INCOME, INC.
Registration Mark
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT,
DIVIDEND DISTRIBUTION AGENT
AND REGISTRAR
Mellon Bank, N.A.
85 Challenger Road
Ridgefield Park, NJ 07660





Printed in U.S.A.                            858AR979
[Dreyfus logo]
Registration Mark
New York
Municipal
Income, Inc.
Annual Report
September 30, 1997